CONSENT OF
                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT





         We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated August 14, 1998, relating to the financial statements of Sportsman's Wholesale Company, and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                              TANNER + CO.



Salt Lake City, Utah
October 1, 1998